--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JANUARY 3, 2001
                        (Date of earliest event reported)


                             SONICBLUE INCORPORATED
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-21126                     77-0204341
(State or other jurisdiction          (Commission                  (IRS Employer
      of incorporation)               File Number)              Identification No.)

         2841 MISSION COLLEGE BOULEVARD, SANTA CLARA, CALIFORNIA 95054
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (408) 588-8000


                                 S3 INCORPORATED
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2. Acquisition or Disposition of Assets.

     On January 3, 2001, SONICblue Incorporated (formerly S3 Incorporated) ("SONICblue" or "Registrant"), a Delaware corporation, completed the transactions contemplated by the Amended and Restated Investment Agreement, dated as of August 28, 2000 (the "Investment Agreement"), among SONICblue, VIA Technologies, Inc. ("VIA"), a company organized under the laws of Taiwan, and JV. At the closing of the transactions contemplated by the Investment Agreement, SONICblue completed the transfer of its graphics chips assets to a joint venture ("JV") between a wholly owned subsidiary of SONICblue and VIA. Under the terms of the Investment Agreement, SONICblue received 13 million shares of SONICblue common stock as initial payment from VIA, and JV assumed certain liabilities of SONICblue. The Investment Agreement provides that, upon occurrence of certain events described therein, SONICblue shall pay specified liquidated damages, subject to a maximum damages cap.

     Pursuant to the Joint Venture Agreement, dated as of January 3, 20001 (the "Joint Venture Agreement"), between SONICblue, Sonica3, Inc. and VIA, SONICblue will also receive earn-out payments if the new venture meets certain aggressive profitability goals. The Joint Venture Agreement provides that, through the Memorandum of Association and Articles of Association of JV (named S3 Graphics Co., Ltd.), the Class A shareholders, Class B shareholders and Class C shareholders shall have 50%, 48% and 2%, respectively, of the voting power of JV irrespective of the actual number of outstanding shares of such class with respect to the election of directors and own 0.1%, 99.4% and 0.5%, respectively, of the economic interest of JV. Further, SONICblue, through its wholly owned subsidiary Sonica3, Inc. ("Sonica3"), shall own all outstanding shares of Class A stock and JV shall not, except for Class B shares and Class C shares, authorize any other class of shares with rights to vote for the election of directors.

     At closing, SONICblue granted to VIABASE, Inc. (BVI) ("VIABASE"), a corporation organized under the laws of the British Virgin Islands and wholly owned subsidiary of VIA, a warrant (the "Warrant") to purchase up to 2 million shares of SONICblue common stock at an exercise price of $10.00 per share, for an aggregate exercise price of $20 million. The Warrant expires on January 3, 2005, unless terminated earlier pursuant to its terms. SONICblue and VIABASE entered into an Amended and Restated Investor Rights Agreement, dated as of January 3, 2001 (the "Investor Rights Agreement"), to provide for the rights of VIABASE with respect to registration of any shares of common stock issued upon exercise of the Warrant in addition to certain shares of SONICblue common stock purchased by VIABASE in September 1999 and February 2000.

     In connection with the closing, Sonica3 and VIA entered into a Class A Shares Option Agreement, dated as of January 3, 2001 (the "Option Agreement"), pursuant to which Sonica3 granted to VIA an option to purchase 100 million shares of Class A Common Stock of the JV (the "Class A Shares") for an aggregate purchase price of $10 million (the "Purchase Price") at any time until exercised in full. The Option Agreement also provides that Sonica3 may require VIA to purchase from Sonica3 all of the Class A Shares in exchange for the Purchase Price at any time after the occurrence of certain events.

     The foregoing descriptions of the Investment Agreement, the Joint Venture Agreement, the Class A Shares Option Agreement, Warrant and Investor Rights Agreement are qualified in their entirety to the full text of such Investment Agreement, Joint Venture Agreement, Class A Shares Option Agreement, Warrant and Investor Rights Agreement, copies of which are attached hereto as exhibits and which are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Business Acquired.

          Not applicable.

     (b)  Unaudited Pro Forma Financial Information.

          It is impractical to provide the required pro forma financial statements at the time of the filing of this Current Report on Form 8-K. Required pro forma financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than March 19, 2001.

     (c)  Exhibits.

          2.1 Investment Agreement, dated as of August 28, 2000, among the Registrant, VIA Technologies, Inc. and JV.

          2.2 Letter dated January 3, 2001 from the Registrant to S3 Graphics Co., Ltd. in reference to Section 2.2(f) of the Investment Agreement.

          4.1 Common Stock Purchase Warrant of the Registrant, dated January 3, 2001, issued in the name of VIABASE, Inc. (BVI).

          99.1 Joint Venture Agreement, dated as of January 3, 2001, between the Registrant, Sonica3, Inc. and VIA Technologies, Inc.

          99.2 Amended and Restated Investor Rights Agreement, dated as of January 3, 2001, between the Registrant and VIABASE, Inc.

          99.3 Class A Shares Option Agreement, dated as of January 3, 2001, between Sonica3, Inc. and VIA Technologies, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 18, 2001.

                                       SONICBLUE INCORPORATED



                                       By   /s/ WILLIAM F. McFARLAND
                                          ------------------------------
                                               William F. McFarland
                                          Controller and Interim Chief
                                                Financial Officer

                                INDEX TO EXHIBITS

    Exhibit
    Number                           Description
    -------                          -----------
     2.1  Investment Agreement, dated as of August 28, 2000, among the
          Registrant, VIA Technologies, Inc. and JV. The exhibits to the
          Investment Agreement, as listed in the table of contents thereto, have been omitted. The Registrant will furnish copies of the omitted exhibits to the Commission upon request.

     2.2  Letter dated January 3, 2001 from the Registrant to S3 Graphics Co.,
          Ltd. in reference to Section 2.2(f) of the Investment Agreement.

     4.1  Common Stock Purchase Warrant of the Registrant, dated January 3,
          2001, issued in the name of VIABASE, Inc. (BVI).

    99.1  Joint Venture Agreement, dated as of January 3, 2001, between the
          Registrant, Sonica3, Inc. and VIA Technologies, Inc. The exhibits to the Joint Venture Agreement, as listed in the table of contents thereto, have been omitted. The Registrant will furnish copies of the omitted exhibits to the Commission upon request.

    99.2  Amended and Restated Investor Rights Agreement, dated as of January 3,
          2001, between the Registrant and VIABASE, Inc.

    99.3  Class A Shares Option Agreement, dated as of January 3, 2001, between
          Sonica3, Inc. and VIA Technologies, Inc.